UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : July 26, 2007
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition
Following the close of business on July 25, 2007, Grant Prideco issued a press release containing its second quarter 2007 results of operations. The press release is attached as Exhibit 99.1 to this Report on Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.
99.1     Press Release Regarding Second Quarter 2007 Earnings.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: July 26, 2007	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel